SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR, for the period ended December 31, 2020, of Nationwide Variable Insurance Trust (the “Registrant”).

I, Lee T. Cummings, the Principal Financial Officer of the Registrant, certify, to the best of my knowledge, that:

1.

the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) and § 78o(d)); and

2.

the information contained in the report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

September 14, 2021
Date

_/s/_Lee T. Cummings____________
Lee T. Cummings
Principal Financial Officer
Nationwide Variable Insurance Trust

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR, for the period ended December 31, 2020, of Nationwide Variable Insurance Trust (the “Registrant”).

I, Michael S. Spangler, the Principal Executive Officer of the Registrant, certify, to the best of my knowledge, that:

1.

the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) and § 78o(d)); and

2.

the information contained in the report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

September 14, 2021
Date

_/s/ Michael S. Spangler___________
Michael S. Spangler
Principal Executive Officer
Nationwide Variable Insurance Trust

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.